UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest reported event):  December 17, 2009

Commission File No. 001-33399

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COMVERGE, INC.
(Exact name of registrant as specified in its charter)

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DELAWARE	22-3543611
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

120 Eagle Rock Avenue, Suite 190
East Hanover, New Jersey 07936
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (973) 884-5970

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 17, 2009, Frank Magnotti tendered his resignation from Comverge, Inc. as Executive Vice-President of Sales and Chief Marketing Officer, effective immediately.  Comverge is in the process of negotiating a separation agreement and general release with Mr. Magnotti in connection with his resignation.  Additionally, Mr. Magnotti has agreed to continue his service to Comverge in a consulting capacity for the next three months.  Comverge has commenced a search for a replacement Executive Vice-President of Sales and Chief Marketing Officer to fill this position.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMVERGE, INC.

By:   /s/Michael Picchi
Name:       Michael Picchi
Title:         Interim President and Chief Executive Officer;
  Executive Vice President and Chief Financial Officer

Dated: December 18, 2009